Exhibit 99.1

TEXAS CAPITAL BANCSHARES, INC.

FOR IMMEDIATE RELEASE
April 21, 2004

CONTACT
Tricia Linderman, 214.932.6798
tricia.linderman@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q1 2004

Dallas, Texas — April 21, 2004 — Texas Capital Bancshares (Nasdaq: TCBI), the parent company of Texas Capital Bank, continued its strong growth in Q1 2004 as compared to Q1 2003.

•	Net income increased 30%

•	EPS increased 7%

•	Loans grew 25%

•	Deposits grew 15%

“Strong growth trends continued this quarter with net income, total assets, loans and deposits reaching new records,” said Jody Grant, Chairman and CEO. “Earnings were $.15 per share, which represents growth of seven percent from the prior year and includes the effects of dilution of $.03 per share from the IPO and a cost of $.02 per share resulting from the start-up of our Houston office and our Residential Mortgage Lending division in 2003. With these two investments poised to be profitable as well as an improving economy and the prospect for higher interest rates, we look forward to continued progress throughout 2004.”

FINANCIAL SUMMARY

(dollars in thousands)	Q1 2004	Q1 2003	% Change
Total Assets	$2,233,135	$1,948,487	15%
Total Deposits	1,495,891	1,296,146	15%
Loans, Net	1,293,500	1,037,121	25%
Loans, Held For Sale	72,789	122,950	(41)%
Net Income	3,937	3,031	30%
Diluted EPS	$.15	$.14	7%
ROA	.71%	.67%
ROE	8.96%	9.68%
Diluted Shares	26,076	21,433	22%

DETAILED FINANCIALS

Texas Capital Bancshares, Inc. reported net income of $3.9 million for the first quarter of 2004 compared to $3.0 million for the first quarter of 2003. On a fully diluted basis, earnings per share were $.15 for the three months ended March 31, 2004 compared to $.14 for the same quarter last year, representing an increase of 7 percent. The increase in earnings per share is lower as a result of the increase in our shares from the IPO during the third quarter of 2003.

Return on average equity was 8.96 percent and return on average assets was .71 percent for the first quarter of 2004 compared to 9.68 percent and .67 percent, respectively, for the first quarter of 2003. The increase in net income and improvement in return on assets in 2004 are attributed to growth in net interest income which came from continued earning asset growth, as well as an improvement in net interest margin. The reduction in return on equity resulted from the effect of the $34 million increase in stockholders’ equity from the IPO during the third quarter of 2003.

Net interest income was $16.6 million for the first quarter of 2004, compared to $11.7 million for the first quarter of 2003. The increase was due to an increase in average earning assets of $393.9 million as compared to the first quarter of 2003, with a 40 basis point increase in net interest margin. There was a slight decrease in the earning asset yield from the first quarter of 2003, but it was offset by a much larger decrease in the cost of liabilities. The increase in average earning assets included a $204.6 million increase in average net loans and a $212.8 million increase in average securities. Growth in our core loan portfolio (excluding loans held for sale) totaled $82.0 million during the first quarter.

Average interest bearing liabilities increased $297.0 million from the first quarter of 2003, which included a $162.4 million increase in interest bearing deposits and a $124.4 million increase in other borrowings. The increase in average borrowings was primarily related to an increase in securities sold under repurchase agreements and was used to supplement deposits in funding the purchase of securities and the growth in loans.

In management’s opinion, overall portfolio quality remained at an appropriate level at this stage of the economic cycle and in comparison to regional peers. The Company reported a $3.3 million improvement in the level of non-accrual loans from fourth quarter 2003 levels, bringing the ratio to .50 percent of total loans. During the first quarter, the Company experienced an increase in past due loans by $6.2 million, and, consequently, total non-performing loans increased to $13.2 million at the end of the quarter. During the first half of April 2004, this loan was refinanced, resulting in a reduction of total non-performing loans to $7.2 million, or .52 percent of total loans. In first quarter 2004, net charge-offs of $466,000 represented .14 percent of average loans, compared to net recoveries of $105,000 in first quarter 2003 and net charge-offs of $249,000, or .08 percent in the fourth quarter of 2003. The provision for possible loan losses and the reserve reflect consistent application of the methodology for establishing management’s assessment of the risks in Texas Capital Bank’s loan portfolio.

Non-interest expense for the first quarter of 2004 increased $3.9 million or 42 percent, to $13.3 million in the first quarter of 2004 from $9.4 million in the first quarter of 2003. The increase is primarily related to a $2.7 million increase in salaries and employee benefits to $8.1 million from $5.4 million. The increase in salaries and employee benefits resulted from an increase in the total number of employees. The increase related to general continued growth, staffing for the new Houston office and the start-up of the residential mortgage lending division.

During the first quarter, the asset sensitivity position increased slightly and will result in an expansion of net interest margins with an improving economy and rising interest rates. The interest sensitivity is largely due to the concentration of assets in variable rate loans.

ABOUT TEXAS CAPITAL BANK

Texas Capital Bancshares (Nasdaq: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston, Plano, and San Antonio.

This release may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2003, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2004	2003	2003	2003	2003
CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$24,274	$22,998	$20,977	$21,363	$20,146
Interest expense	7,630	7,600	7,626	8,699	8,404

Net interest income	16,644	15,398	13,351	12,664	11,742
Provision for loan losses	750	700	475	1,600	1,250

Net interest income after provision for loan losses	15,894	14,698	12,876	11,064	10,492
Non-interest income	3,312	2,255	2,512	2,473	2,986
Gain on sale of securities	—	(20)	—	345	341
Non-interest expense	13,329	11,618	10,483	16,901	9,378

Income (loss) before income taxes	5,877	5,315	4,905	(3,019)	4,441
Income tax expense (benefit)	1,940	1,701	1,573	(6,876)	1,410

Net income	$3,937	$3,614	$3,332	$3,857	$3,031

Diluted EPS	$.15	$.14	$.14	$.18	$.14
Adjusted income(2)	$3,937	$3,614	$3,332	$2,320	$3,031

Adjusted diluted EPS (2)	$.15	$.14	$.14	$.11	$.14
Diluted shares	26,075,754	25,808,258	23,670,626	21,509,249	21,433,360
CONSOLIDATED BALANCE SHEET DATA
Total assets	$2,233,135	$2,192,875	$2,151,128	$2,003,818	$1,948,487
Loans, net	1,293,500	1,212,046	1,108,552	1,073,392	1,037,121
Loans held for sale	72,789	80,780	91,686	157,176	122,950
Securities	752,861	775,338	811,968	649,522	620,769
Deposits	1,495,891	1,445,030	1,427,107	1,340,322	1,296,146
Other borrowings	524,502	545,754	527,613	502,967	504,142
Long-term debt	20,620	20,620	20,620	20,620	10,310
Stockholders’ equity	182,587	171,756	165,080	132,168	127,762
SELECTED FINANCIAL RATIOS
Net interest margin	3.23%	3.07%	2.76%	2.78%	2.83%
Return on average assets (2)	.71%	.68%	.64%	.80%	.67%
Return on average equity (2)	8.96%	8.55%	9.05%	12.03%	9.68%
Efficiency ratio (excludes securities gains) (2)	66.79%	65.89%	66.08%	111.65%	63.67%
Tier 1 capital ratio	11.73%	12.03%	12.35%	10.27%	9.69%
Total capital ratio	12.84%	13.17%	13.53%	11.50%	10.88%
Tier 1 leverage ratio	8.67%	8.83%	8.81%	7.43%	7.15%
ASSET QUALITY SUMMARY
Non-performing loans (1)	$13,203	$10,224	$12,121	$12,690	$3,807
Net charge-offs	466	249	473	219	(105)
Net charge-offs to average loans	.14%	.08%	.15%	.07%	(.04%)
Allowance for loan losses to total loans	1.30%	1.35%	1.41%	1.38%	1.35%
Allowance for loan losses to non-performing loans (1)	136.42%	173.39%	142.53%	136.12%	417.47%
Non-performing loans to total loans (1)	.95%	.78%	.99%	1.01%	.32%

(1)	Subsequent to March 31, 2004, a $6.0 million past due loan was refinanced resulting in a reduction of total non-performing loans to $7.2 million and reducing the non-performing ratio from .95 percent to .52 percent and increasing the allowance to non-performing loans ratio from 136.42 percent to 250.05 percent.

(2)	During the quarter ended June 30, 2003, net income included the impact of reversing our deferred tax asset valuation allowance of $5.9 million, $6.3 million in penalties related to unwinding repurchase agreements prior to maturity and approximately $250,000 in separation expense related to the resignation of a senior officer. For the quarter ended June 30, 2003, adjusted income, or income per share excluding the impact of reversing the valuation allowance, unwinding penalties and separation expense would have been $0.11, on a diluted basis. During the quarter ended December 31, 2002, net income included $1.2 million in IPO expenses recognized as our offering was postponed. For the quarter ended December 31, 2002, adjusted income, or income per share excluding these IPO expenses would have been $0.14 on a diluted basis. Adjusted income per share, or income per share excluding the impact of reversing the valuation allowance, unwinding penalties and separation expense for the quarter ended June 30, 2003 and adjusted income per share, or income per share excluding IPO expenses for the quarter ended December 31, 2002 are non-GAAP financial measures. As disclosed in our final prospectus filed August 13, 2003 and our second quarter Form 10Q, management believes that these non-GAAP financial measures are useful to investors and to management because they provide additional information that more closely reflects our intrinsic operating performance and growth. Reversal of the entire valuation allowance was based on our assessment of our ability to generate earnings to allow the deferred tax assets to be realized which is supported by our current earnings trends. We unwound certain repurchase agreements, incurring the unwinding penalties, in order to take advantage of historical lows in interest rates, which had decreased on similar repurchase agreements by approximately 1.4 percent since the time we entered into the original repurchase agreements. Although we have experienced employee separations in the past, this was the first separation with an executive who had entered into an employee agreement with us. We currently have only four other employees with employment agreements. Since we have not had any reversals of valuation allowances, unwinding penalties or separation expenses related to employees who have employment agreements in our operating history, and because expenses related to the initial public offering will not recur now that the offering is completed, we believe that these non-GAAP financial measures are useful to investors and to management to understand the development of our income per share results, efficiency ratio and ratio of non-interest expense to average assets since our founding and to help in comparing our intrinsic operating performance in different periods. Management also uses these measures internally to evaluate our performance and manage our operations. These measurements should not be regarded as a replacement for corresponding GAAP measures.

The following table reconciles each of the non-GAAP financial measures described above to the most directly comparable financial measure presented in accordance with GAAP.

(Dollars in thousands except	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
per share data)	2004	2003	2003	2003	2003
Net income before adjustments	$3,937	$3,614	$3,332	$3,857	$3,031
Adjustments (net of tax):
Repurchase agreement unwinding penalties	—	—	—	4,223	—
Impact of reversing deferred tax asset valuation allowance	—	—	—	(5,929)	—
IPO expenses and other	—	—	—	169	—

Adjusted income	$3,937	$3,614	$3,332	$2,320	$3,031

Adjusted diluted EPS	$.15	$.14	$.14	$.11	$.14
SELECTED FINANCIAL RATIOS
Return on average assets	.71%	.68%	.64%	.80%	.67%
Adjusted return on average assets	.71%	.68%	.64%	.48%	.67%
Return on average equity	8.96%	8.55%	9.05%	12.03%	9.68%
Adjusted return on average equity	8.96%	8.55%	9.05%	7.23%	9.68%
Efficiency ratio (excludes securities gains)	66.79%	65.89%	66.08%	111.65%	63.67%
Adjusted efficiency ratio (excludes securities gains)	66.79%	65.89%	66.08%	68.63%	63.67%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	March 31,	March 31,	%
	2004	2003	Change
Assets
Cash and due from banks	$55,203	$56,049	(1.5)%
Federal funds sold	4,620	62,210	(92.6)%
Securities, available-for-sale	752,861	620,769	21.3%
Loans, net	1,293,500	1,037,121	24.7%
Loans held for sale	72,789	122,950	(40.8)%
Premises and equipment, net	4,635	3,498	32.5%
Accrued interest receivable and other assets	48,031	44,394	8.2%
Goodwill, net	1,496	1,496	—

Total assets	$2,233,135	$1,948,487	14.6%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$309,927	$272,789	13.6%
Interest bearing	1,185,964	1,023,357	15.9%

Total deposits	1,495,891	1,296,146	15.4%
Accrued interest payable	2,226	2,714	(18.0)%
Other liabilities	7,309	7,413	(1.4)%
Federal funds purchased	90,203	148,729	(39.4)%
Repurchase agreements	432,291	352,628	22.6%
Other borrowings	2,008	2,785	(27.9)%
Long-term debt	20,620	10,310	100.0%

Total liabilities	2,050,548	1,820,725	12.6%
Stockholders’ equity:
Series A convertible preferred stock, $.01 par value, 6%:
Authorized shares - 10,000,000
Issued shares - 1,057,142 at March 31, 2003	—	11	(100.0)%
Common stock, $.01 par value:
Authorized shares - 100,000,000
Issued shares - 24,858,683 and 18,517,656 at March 31, 2004 and 2003, respectively	249	185	34.6%
Series A-l non-voting common stock, $.01 par value:
Issued shares - 286,934 and 694,672 at March 31, 2004 and 2003, respectively	2	7	(71.4)%
Additional paid-in capital	169,074	131,707	28.4%
Retained earnings (accumulated deficit)	4,424	(10,316)	142.9%
Treasury stock (shares at cost: 84,274 and 97,246 at March 31, 2004 and 2003, respectively)	(573)	(668)	14.2%
Deferred compensation	573	573	—
Accumulated other comprehensive income	8,838	6,263	41.1%

Total stockholders’ equity	182,587	127,762	42.9%

Total liabilities and stockholders’ equity	$2,233,135	$1,948,487	14.6%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands except per share data)

	Three Months Ended March 31
	2004	2003
Interest income
Interest and fees on loans	$16,706	$14,696
Securities	7,551	5,360
Federal funds sold	15	87
Deposits in other banks	2	3

Total interest income	24,274	20,146
Interest expense
Deposits	4,743	5,382
Federal funds purchased	320	440
Repurchase agreements	2,085	2,359
Other borrowings	226	86
Long-term debt	256	137

Total interest expense	7,630	8,404

Net interest income	16,644	11,742
Provision for loan losses	750	1,250

Net interest income after provision for loan losses	15,894	10,492
Non-interest income
Service charges on deposit accounts	857	843
Trust fee income	437	281
Gain on sale of securities	—	341
Cash processing fees	587	900
Bank owned life insurance (BOLI) income	321	414
Mortgage warehouse fees	238	279
Gain on sale of mortgage loans	463	—
Other	409	269

Total non-interest income	3,312	3,327
Non-interest expense
Salaries and employee benefits	8,123	5,379
Net occupancy expense	1,332	1,187
Advertising and affinity payments	285	193
Legal and professional	789	579
Communications and data processing	859	720
Franchise taxes	97	37
Other	1,844	1,283

Total non-interest expense	13,329	9,378

Income before income taxes	5,877	4,441
Income tax expense	1,940	1,410

Net income	3,937	3,031
Preferred stock dividends	—	(274)

Income available to common stockholders	$3,937	$2,757

Earnings per share:
Basic	$.16	$.14
Diluted	$.15	$.14

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	1st Quarter		4th Quarter		3rd Quarter		2nd Quarter		1st Quarter
	2004		2003		2003		2003		2003
Beginning balance	$17,727		$17,276		$17,274		$15,893		$14,538
Loans charged-off:
Commercial	—		—		33		17		—
Real estate	—		200		200		2		—
Consumer	—		5		—		—		—
Leases	493		107		261		237		13

Total	493		312		494		256		13
Recoveries:
Commercial	—		—		—		—		78
Consumer	—		—		—		—		—
Leases	27		63		21		37		40

Total recoveries	27		63		21		37		118

Net charge-offs (recoveries)	466		249		473		219		(105)
Provision for loan losses	750		700		475		1,600		1,250

Ending balance	$18,011		$17,727		$17,276		$17,274		$15,893

Reserve for loan losses to loans outstanding at end of period	1.30%		1.35%		1.41%		1.38%		1.35%
Net charge-offs to average loans (1)	.14%		.08%		.15%		.07%		(.04%)
Provision for loan losses to average loans (1)	.23%		.22%		.15%		.53%		.45%
Recoveries to gross charge-offs	5.48%		20.19%		4.25%		14.45%		907.69%
Reserve as a multiple of net charge-offs	38.65	x	71.19	x	36.5	x	78.9	x	—
Non-performing loans:
Loans past due (90 days) (2)	$6,250		$7		$1,095		$1,145		$38
Non-accrual	6,953		10,217		11,026		11,545		3,769

Total	$13,203		$10,224		$12,121		$12,690		$3,807

Reserve as a percent of non-performing loans (2)	136.42%		173.39%		142.53%		136.12%		417.47%

(1)	Interim period ratios are annualized.

(2)	Subsequent to March 31, 2004, a $6.0 million past due loan was refinanced resulting in a reduction of total non-performing loans to $7.2 million and increasing the allowance to non-performing loans ratio from 136.42 percent to 250.05 percent.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	2004	2003	2003	2003	2003
Interest income
Interest and fees on loans	$16,706	$15,660	$16,114	$15,981	$14,696
Securities	7,551	7,319	4,839	5,335	5,360
Federal funds sold	15	16	20	43	87
Deposits in other banks	2	3	4	4	3

Total interest income	24,274	22,998	20,977	21,363	20,146
Interest expense
Deposits	4,743	4,911	5,041	5,597	5,382
Federal funds purchased	320	293	348	469	440
Repurchase agreements	2,085	2,106	1,835	2,320	2,359
Other borrowings	226	32	145	60	86
Long-term debt	256	258	257	253	137

Total interest expense	7,630	7,600	7,626	8,699	8,404

Net interest income	16,644	15,398	13,351	12,664	11,742
Provision for loan losses	750	700	475	1,600	1,250

Net interest income after provision for loan losses	15,894	14,698	12,876	11,064	10,492
Non-interest income
Service charges on deposit accounts	857	850	856	897	843
Trust fee income	437	376	350	306	281
Gain (loss) on sale of securities	—	(20)	—	345	341
Cash processing fees	587	—	—	73	900
Bank owned life insurance (BOLI) income	321	326	451	428	414
Mortgage warehouse fees	238	276	545	424	279
Gain on sale of mortgage loans	463	120	—	—	—
Other	409	307	310	345	269

Total non-interest income	3,312	2,235	2,512	2,818	3,327
Non-interest expense
Salaries and employee benefits	8,123	6,614	5,754	5,857	5,379
Net occupancy expense	1,332	1,336	1,265	1,199	1,187
Advertising and affinity payments	285	214	213	199	193
Legal and professional	789	614	744	930	579
Communications and data processing	859	819	767	736	720
Franchise taxes	97	13	37	37	37
Repurchase agreement penalties	—	—	—	6,262	—
Other	1,844	2,008	1,703	1,681	1,283

Total non-interest expense	13,329	11,618	10,483	16,901	9,378

Income (loss) before income taxes	5,877	5,315	4,905	(3,019)	4,441
Income tax expense (benefit)	1,940	1,701	1,573	(6,876)	1,410

Net income	3,937	3,614	3,332	3,857	3,031
Preferred stock dividends	—	—	(149)	(276)	(274)

Income available to common stockholders	$3,937	$3,614	$3,183	$3,581	$2,757

QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
(Dollars in thousands)

	1st Quarter 2004			4th Quarter 2003			3rd Quarter 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities	$758,966	$7,551	4.00%	$758,629	$7,319	3.83%	$652,082	$4,839	2.94%
Federal funds sold	6,058	15	1.00%	6,746	16	0.94%	8,090	20	0.98%
Deposits in other banks	829	2	0.97%	1,081	3	1.10%	1,118	4	1.42%
Loans held for sale	61,177	1,157	7.61%	71,413	1,159	6.44%	171,971	2,227	5.14%
Loans	1,265,840	15,549	4.94%	1,171,395	14,501	4.91%	1,103,340	13,887	4.99%
Less reserve for loan losses	17,720	—	—	17,394	—	—	17,573	—	—

Loans, net of reserve	1,309,297	16,706	5.13%	1,225,414	15,660	5.07%	1,257,738	16,114	5.08%

Total earnings assets	2,075,150	24,274	4.70%	1,991,870	22,998	4.58%	1,919,028	20,977	4.34%
Cash and other assets	146,414			129,068			144,385

Total assets	$2,221,564			$2,120,938			$2,063,413

Liabilities and Stockholders’ Equity
Transaction deposits	$88,635	$132	.60%	$75,723	$116	0.61%	$64,137	$102	0.63%
Savings deposits	504,530	1,499	1.19%	504,839	1,505	1.18%	477,158	1,466	1.22%
Time deposits	534,981	3,112	2.34%	544,190	3,290	2.40%	548,288	3,473	2.51%

Total interest bearing deposits	1,128,146	4,743	1.69%	1,124,752	4,911	1.73%	1,089,583	5,041	1.84%
Other borrowings	620,982	2,631	1.70%	531,402	2,431	1.81%	527,658	2,328	1.75%
Long term debt	20,620	256	4.99%	20,620	258	4.96%	20,620	257	4.94%

Total interest bearing liabilities	1,769,748	7,630	1.73%	1,676,774	7,600	1.80%	1,637,861	7,626	1.85%
Demand deposits	265,039			267,614			269,891
Other liabilities	10,013			8,914			9,592
Stockholders’ equity	176,764			167,636			146,069

Total liabilities and stockholders’ equity	$2,221,564			$2,120,938			$2,063,413

Net interest income		$16,644			$15,398			$13,351
Net interest income to earning assets			3.23%			3.07%			2.76%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2nd Quarter 2003			1st Quarter 2003
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate
Assets
Securities	$620,239	$5,335	3.45%	$546,120	$5,360	3.98%
Federal funds sold	13,220	43	1.30%	29,394	87	1.20%
Deposits in other banks	923	4	1.74%	979	3	1.24%
Loans held for sale	141,375	1,944	5.52%	100,177	1,460	5.91%
Loans	1,066,440	14,037	5.28%	1,019,507	13,236	5.27%
Less reserve for loan losses	16,100	—	—	14,944	—	—

Loans, net of reserve	1,191,715	15,981	5.38%	1,104,740	14,696	5.39%

Total earnings assets	1,826,097	21,363	4.69%	1,681,233	20,146	4.86%
Cash and other assets	120,977			144,205

Total assets	$1,947,074			$1,825,438

Liabilities and Stockholders’ Equity
Transaction deposits	$62,476	$121	0.78%	$59,584	$112	0.76%
Savings deposits	407,081	1,629	1.61%	381,587	1,640	1.74%
Time deposits	575,325	3,847	2.68%	524,622	3,630	2.81%

Total interest bearing deposits	1,044,882	5,597	2.15%	965,793	5,382	2.26%
Other borrowings	495,511	2,849	2.31%	496,617	2,885	2.36%
Long term debt	19,600	253	5.18%	10,310	137	5.39%

Total interest bearing liabilities	1,559,993	8,699	2.24%	1,472,720	8,404	2.31%
Demand deposits	246,822			213,991
Other liabilities	11,619			11,784
Stockholders’ equity	128,640			126,943

Total liabilities and stockholders’ equity	$1,947,074			$1,825,438

Net interest income		$12,664			$11,742
Net interest income to earning assets			2.78%			2.83%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.